Q2 2022 Earnings July 2022

www.TrueBlue.c om 2 Forward-looking statements and non-GAAP financial measures This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, (2) the continued impact of COVID-19 and related economic impact and governmental response, (3) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (4) our ability to attract and retain clients, (5) our ability to maintain profit margins, (6) our ability to successfully execute on business strategies to further digitalize our business model, (7) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities, (8) new laws, regulations, and government incentives that could affect our operations or financial results, (9) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, and (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

www.TrueBlue.c om 3 Q2 2022 Overview Total revenue +10% ▪ PeopleScout demand remained strong due to a high number of job openings ▪ PeopleReady demand tapered due to economic uncertainty ▪ PeopleManagement demand held steady Net income was $24 million v. $16 million in Q2 2021 ▪ Net income margin +110 bps ▪ Gross margin +140 bps • Staffing contributed +100 bps primarily from bill / pay spread inflation • RPO contributed +40 bps driven by increased operating leverage Adjusted EBITDA1 was $39 million v. $25 million in Q2 2021 ▪ Adjusted EBITDA margin +190 bps Meaningful return of capital to shareholders ▪ $25 million in share repurchases this quarter 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

www.TrueBlue.c om 4 Financial summary 1 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. Amounts in millions, except per share data Q2 2022 Q2 2021 Change Revenue $569 $516 10 % Net income $24.0 $15.9 51 % Net income per diluted share $0.72 $0.45 60 % Net income margin 4.2% 3.1% 110 bps Adjusted net income¹ $27.3 $16.5 66 % Adj. net income per diluted share $0.82 $0.47 74 % Adjusted EBITDA $38.6 $25.2 53 % Adjusted EBITDA margin 6.8% 4.9% 190 bps Notes: ▪ Increased profitability was primarily driven by revenue growth and gross margin expansion. ▪ Adjusted net income growth and adjusted EBITDA margin expansion were greater than that of GAAP net income due primarily to $2 million in government subsidies in Q2 2021, which were excluded from adjusted results.

www.TrueBlue.c om 5 Gross margin and SG&A bridges Amounts in millions Gr os s m ar gi n SG &A $111 $3 $8 $122 Q2 2021 Core business Q2 2022 26.4% 1.0% 0.4% 27.8% Q2 2021 Staffing RPO Q2 2022 Adjusted EBITDA exclusions1 1 $3 million represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information.

www.TrueBlue.c om 6 Q2 2022 Results by segment Amounts in millions PeopleReady PeopleManagement PeopleScout Revenue $318 $162 $89 % Change 6% 6% 39% Segment profit1 $20 $4 $21 % Change 10% 31% 90% % Margin 6.4% 2.6% 23.0% Change +20 bps +50 bps +610 bps Notes: ■ Revenue +6% • April +11%, May +7%, and June +3% • Demand slowed in services and hospitality ■ Segment profit margin expansion driven by favorable spreads between bill and pay rate inflation ■ Revenue +6% • Strong demand in commercial driving business and better same site sales ■ Segment profit margin expansion due to mix within onsite business (more CPU volume) and from commercial driving business ■ Revenue +39% • Strong demand driven by a high number of job openings ■ Segment profit margin expansion primarily due to increased operating leverage 1 We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.

www.TrueBlue.c om 7 Strategy highlights Leverage technology and industry leading position to grow market share and enhance efficiency ▪ Focus sales and marketing efforts to capitalize on industry trend towards outsourcing ▪ Leverage our strong brand; independently ranked as a market leader ▪ Expand technology offering to improve client delivery and recruiting efficiency ▪ Digitalize our business model to gain market share from smaller, less capitalized competitors and reduce expenses ▪ Drive higher client usage of JobStackTM, our industry-leading technology, to accelerate revenue growth ▪ Improve client and candidate experience using centralized services combined with digital onboarding platforms ▪ Continue momentum on new customer wins through strong execution of sales initiatives ▪ Leverage recent sales resource investments to expand into under- penetrated geographic markets ▪ Invest in client and associate care in addition to retention programs

www.TrueBlue.c om 8 PeopleReady Leading our industry with transformative digital strategies Industry leading mobile app that connects our associates with jobs and simplifies ordering Testing centralized and virtual service centers to manage recruiting, onboarding and delivery JobStackTM • Increasing client usage: 30,700 users • Strong associate adoption: > 90% • Increased operating hours from 60 to 85 per week • Additional sales and account management resources • More efficient service delivery model Delivery Network Creating value through digitally transformed delivery model • Customers and associates can connect 24/7 • App based candidate application and onboarding process puts more candidates to work • Dedicated account managers to drive new sales and improve customer retention • Consistent service and delivery experience for customers and associates • Higher employee satisfaction and lower attrition

www.TrueBlue.c om 9 Balance sheet remains strong Amounts in millions Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Total Debt to Capital calculated as total debt divided by the sum of total debt plus shareholders’ equity. Liquidity Amounts in millions Share repurchasesTotal debt to capital1 Cash net of debt Amounts in millions

Outlook

Select outlook information for Q3 2022

Item	Q3 2022	Commentary
Revenue	We are not providing customary revenue guidance. However, excluding 2020, our prior five-year historical average for sequential revenue growth from Q2 to Q3 was roughly 9%. June revenue trends at PeopleReady imply sequential growth of 3% to 5% for total TrueBlue.	
Gross margin	+120 to +160 bps v. prior year	Gross margin expansion due to higher revenue mix at PeopleScout and favorable spreads between bill and pay rate inflation.
SG&A	\$126M to \$130M	Refer to EBITDA adjustments for additional information on expected expense.
EBITDA adjustments[1]	~\$5M	• ~\$3M in PeopleReady technology implementation costs • ~\$1M in SaaS amortization • ~\$1M in other adjustments
Pre-tax net income adjustments	~\$7M	• ~\$3M in PeopleReady technology implementation costs • ~\$2M in intangibles amortization • ~\$1M in SaaS amortization • ~\$1M in other adjustments
CapEx[2]	~\$14M	Q3 depreciation is expected to be ~\$6M.
Shares	~33.2M	Reflects diluted weighted average shares outstanding.

[1] Refer to the appendix to this presentation for a definition of non-GAAP financial measures.
[2] Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

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Select outlook information for FY 2022

Item	FY 2022	Commentary
Gross margin	+40 to +100 bps v. prior year	Gross margin expansion due to segment revenue mix and favorable spreads between bill and pay rate inflation.
SG&A	$501M to $507M	Refer to EBITDA adjustments for additional information on expected expense.
EBITDA adjustments[1]	$13M to $17M	• ~$11M in PeopleReady technology implementation costs • ~$3M in SaaS amortization • ~$1M in other adjustments
Pre-tax net income adjustments	$21M to $25M	• ~$11M in PeopleReady technology implementation costs • ~$6M in intangibles amortization • ~$3M in SaaS amortization • ~$2M in accelerated depreciation • ~$1M in other adjustments
CapEx[2]	$40M to $44M	• FY 2022 depreciation is expected to be ~$23M, including ~$2M in accelerated depreciation associated with updating certain technologies. • FY 2023 depreciation is expected to be $24M to $28M.
Income Tax Rate	14% to 18%	Reflects effective income tax rate.

[1] Refer to the appendix to this presentation and "Financial Information" in the investors section of our website at www.trueblue.com for a definition of non-GAAP financial measures.
[2] Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

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Appendix

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net income and Adjusted net income per diluted share	Net income and net income per diluted share, excluding: – amortization of intangibles, – amortization of software as a service assets, – accelerated depreciation, – PeopleReady technology implementation costs, – COVID-19 government subsidies, – other adjustments, net, and – tax effect of each adjustment to U.S. GAAP.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management.
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: – interest expense and other income, net, – income taxes, and – depreciation and amortization. Adjusted EBITDA, further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology implementation costs, – COVID-19 government subsidies, and – other adjustments, net.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management.
Adjusted SG&A expense	Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – PeopleReady technology implementation costs, – COVID-19 government subsidies, and – other adjustments, net.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

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www.TrueBlue.c om 15 1. RECONCILIATION OF U.S. GAAP NET INCOME TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER DILUTED SHARE (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands, except for per share data) Jun 26, 2022 Jun 27, 2021 Net income $ 24,013 $ 15,884 Amortization of intangible assets 1,495 1,810 Amortization of software as a service assets (1) 699 646 Accelerated depreciation (2) 540 — PeopleReady technology implementation costs (3) 1,748 — COVID-19 government subsidies — (2,296) Other adjustments, net (4) (491) 868 Tax effect of adjustments to net income (5) (749) (449) Adjusted net income $ 27,255 $ 16,463 Adjusted net income per diluted share $ 0.82 $ 0.47 Diluted weighted average shares outstanding 33,149 35,352

www.TrueBlue.c om 16 Refer to the last slide of the appendix for footnotes. 2. RECONCILIATION OF U.S. GAAP NET INCOME TO EBITDA AND ADJUSTED EBITDA (Unaudited) 13 weeks ended (in thousands) Jun 26, 2022 Jun 27, 2021 Net income $ 24,013 $ 15,884 Income tax expense 5,129 3,783 Interest expense and other (income), net 110 (724) Depreciation and amortization 7,245 7,017 EBITDA 36,497 25,960 Third-party processing fees for hiring tax credits (6) 162 30 Amortization of software as a service assets (1) 699 646 PeopleReady technology implementation costs (3) 1,748 — COVID-19 government subsidies — (2,296) Other adjustments, net (4) (491) 868 Adjusted EBITDA $ 38,615 $ 25,208 Margin / % of revenue: Net income 4.2% 3.1 % Adjusted EBITDA 6.8% 4.9%

www.TrueBlue.c om 17 Refer to the last slide of the appendix for footnotes. 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) 13 weeks ended (in thousands) Jun 26, 2022 Jun 27, 2021 Selling, general and administrative expense $ 122,034 $ 110,508 Third-party processing fees for hiring tax credits (6) (162) (30) Amortization of software as a service assets (1) (699) (646) PeopleReady technology implementation costs (3) (1,748) — COVID-19 government subsidies — 2,296 Other adjustments, net (4) 491 (868) Adjusted SG&A expense $ 119,916 $ 111,260

www.TrueBlue.c om 18 Footnotes: (1) Amortization of software as a service assets is reported in selling, general and administrative expense. (2) Accelerated depreciation for the existing systems being replaced by the new PeopleReady technology platform. (3) Implementation costs associated with upgrading legacy PeopleReady technology with a new platform. (4) Other adjustments for the 13 weeks ended June 26, 2022 include a benefit of $1.4 million from forfeited stock awards associated with the CEO transition that were expensed in prior years, partially offset by $0.8 million incurred to transition to a new third party claims administrator for workers’ compensation. Other adjustments for the 13 weeks ended June 27, 2021 primarily include costs of $0.8 million incurred while transitioning into our new Chicago office. (5) Total tax effect of each of the adjustments to U.S. GAAP net income using the effective income tax rate for the respective periods. (6) These third-party processing fees are associated with generating hiring tax credits.